UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2008

RUTH’S CHRIS STEAK HOUSE, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51485 (Commission File Number)	72-1060618 (IRS Employer Identification No.)

500 International Parkway, Suite 100, Heathrow, Florida 32746

(Address of Principal executive offices, including Zip Code)

(407) 333-7440

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends and supplements Items 9.01(a) and 9.01(b) of the Current Report on Form 8-K filed by Ruth’s Chris Steak House, Inc. (the “Company”) on February 21, 2008 (the “Initial Form 8-K”) to include audited consolidated financial statements for fiscal 2007 for the operating assets of Mitchell’s Fish Market and Cameron’s Steakhouse acquired from Cameron Mitchell Restaurants, LLC by the Company on February 19, 2008 (the “Mitchell’s assets”) and unaudited condensed consolidated pro forma financial information of the Company reflecting ownership of the Mitchell’s assets as of and for the year ended December 30, 2007, which were permitted pursuant to Item 9 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date the Initial Form 8-K was required to be filed.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Mitchell’s Assets Audited Financial Statements as of and for the fiscal year ended December 30, 2007.

(b) Unaudited Pro Forma Financial Information

Ruth’s Chris Steak House, Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the fiscal year ended December 30, 2007.

(d) Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated as of November 6, 2008, between Ruth’s Chris Steak House Inc. and Cameron Mitchell Restaurants, LLC, with M. Cameron Mitchell and 1245 Properties, LLC as interveners (incorporated herein by reference from registrant’s Annual Report on Form 10-K filed with the SEC on March 12, 2008).

10.2*	Letter Agreement dated February 15, 2008 for Amendments to the Asset Purchase Agreement, dated as of November 6, 2008, between Ruth’s Chris Steak House Inc. and Cameron Mitchell Restaurants, LLC, with M. Cameron Mitchell and 1245 Properties, LLC as interveners.

23.1*	Consent of Independent Registered Public Accounting Firm.

99.1	Press Release issued by Ruth’s Chris Steak House, Inc., dated February 21, 2008 (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on February 21, 2008).

99.2*	Mitchell’s Assets Audited Financial Statements as of and for the fiscal year ended December 30, 2007.

99.3*	Ruth’s Chris Steak House, Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the year ended December 30, 2007

*	filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH’S CHRIS STEAK HOUSE, INC.

Date: May 6, 2008	/s/ Thomas E. O’Keefe
	Name:	Thomas E. O’Keefe
	Title:	Executive Vice President - Chief Legal and Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated as of November 6, 2008, between Ruth’s Chris Steak House Inc. and Cameron Mitchell Restaurants, LLC, with M. Cameron Mitchell and 1245 Properties, LLC as interveners (incorporated herein by reference from registrant’s Annual Report on Form 10-K filed with the SEC on March 12, 2008).

10.2*	Letter Agreement dated February 15, 2008 for Amendments to the Asset Purchase Agreement, dated as of November 6, 2008, between Ruth’s Chris Steak House Inc. and Cameron Mitchell Restaurants, LLC, with M. Cameron Mitchell and 1245 Properties, LLC as interveners.

23.1*	Consent of Independent Registered Public Accounting Firm.

99.1	Press Release issued by Ruth’s Chris Steak House, Inc., dated February 21, 2008 (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on February 21, 2008).

99.2*	Mitchell’s Assets Audited Financial Statements as of and for the fiscal year ended December 30, 2007.

99.3*	Ruth’s Chris Steak House, Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the year ended December 30, 2007

*	filed herewith